UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest event reported):	April 22, 2004

Badger Paper Mills, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-00795	39-0143840
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 West Front Street, P.O. Box 149, Pesthigo, Wisconsin 54157-0149
(Address of principal executive offices including zip code)

(715) 582-4551
(Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

(99)	Badger Paper Mills, Inc. Press Release dated April 22, 2004.

Item 12.    Results of Operations and Financial Condition.

        On April 22, 2004, Badger Paper Mills, Inc. issued a press release announcing significantly improved results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER PAPER MILLS, INC.
Date: April 23, 2004
By: /s/ William H. Peters
William H. Peters
Vice President, Chief Financial Officer,
Secretary and Treasurer

BADGER PAPER MILLS, INC.

Exhibit Index to Current Report on Form 8-K
Dated April 22, 2004

Exhibit
Number

(99)	Badger Paper Mills, Inc. Press Release dated April 22, 2004